Exhibit 32.2

      CERTIFICATION REQUIRED BY EXCHANGE ACT RULES 13a-14(b) and 15d-14(b),
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the Quarterly Report on Form 10-Q of Thermo Electron Corporation (the "Company") for the period ended April 3, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Theo Melas-Kyriazi, Chief Financial Officer of the Company, hereby certifies, pursuant to Securities Exchange Act of 1934 Rules 13a-14(b) and 15d-14(b), that:

       (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

       (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                                        /s/ Theo Melas-Kyriazi
                                                        -----------------------
Dated:  May 10, 2004                                    Theo Melas-Kyriazi
                                                        Chief Financial Officer








A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Thermo Electron Corporation and will be retained by Thermo Electron Corporation and furnished to the Securities and Exchange Commission or its staff upon request.